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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)    JANUARY 10, 2008
                                                         -----------------------


                              OVERHILL FARMS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       001-16699               75-2590292
----------------------------            ---------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

 2727 EAST VERNON AVENUE, VERNON, CALIFORNIA                      90058
--------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         As of January 10, 2008, Overhill Farms Inc. (the "Company") entered into an employment agreement with its President, Chief Executive Officer and Chairman of the Board of Directors, James Rudis. The agreement governs the employment relationship between the Company and Mr. Rudis from November 1, 2007 through December 31, 2009. After the initial term, the relationship will be at-will and may be terminated by the Company at any time or by Mr. Rudis upon at least 60 days' written notice. Upon termination, Mr. Rudis would be entitled to receive accrued and unpaid base salary, unreimbursed business expenses and accrued but unused vacation pay. In addition, if the Company were to terminate Mr. Rudis without cause, then subject to certain requirements, Mr. Rudis would be entitled to:

              o a severance benefit in the form of continuation of his base salary in effect at the date of termination and payment of COBRA health insurance premiums for the longer of twelve months or the remaining unexpired portion of the initial term of the agreement; and

              o a pro rated bonus payment under the terms of a bonus plan, if any, pursuant to which a bonus has been earned, payable at the time provided in the bonus plan.

         Mr. Rudis' base salary is $348,000, and the Company will review his compensation annually and increase it in a percentage not less than that of the annual increase in the cost of living. The agreement provides that Mr. Rudis will serve as Chairman of the Board coterminous with his service as Chief Executive Officer, and that he will resign from all offices and directorships he holds with the Company or its subsidiaries and affiliates effective upon the date of termination.

         The agreement contains a covenant by Mr. Rudis not to compete with the Company during the term of his employment and a covenant by Mr. Rudis not to solicit employees, customers, prospective customers or suppliers during the term of his employment and for a period of one year thereafter. The Company has agreed to provide at its expense a $1.0 million life insurance policy on Mr. Rudis' life, payable to a beneficiary of his choice, and to pay to him $800 per month for an automobile lease and to reimburse him for all operating and insurance expenses relating to the leased automobile. In addition, if Mr. Rudis chooses not to participate in the Company's existing group medical insurance plan, the Company has agreed to reimburse Mr. Rudis for health insurance premiums he pays through the term of the employment agreement and any extensions for Mr. Rudis and his immediate family, up to the amounts he paid for such coverage immediately prior to the effective date of the agreement.

         The agreement provides Mr. Rudis with four weeks of paid vacation annually. The Company has agreed to cash out and pay Mr. Rudis for the portion of any vacation time not used by the end of the calendar year in which it was earned or at such a later date as may be specified by Mr. Rudis.


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         Mr. Rudis will be entitled to receive a minimum payment of $300,000 upon the occurrence of a change in control, which includes:

         o an individual, entity or group becoming the beneficial owner of more than 50% of the total voting power of the Company's total outstanding voting securities on a fully-diluted basis;

         o an individual or entity acquiring substantially all of the assets and business of the Company; or

         o a merger, consolidation, reorganization, business combination or acquisition of assets or stock of another entity, other than in a transaction that results in the Company's voting securities outstanding immediately before the transaction continuing to represent at least 50% of the combined voting power of the successor entity's outstanding voting securities immediately after the transaction.

         However, a change in control does not include a financing transaction approved by the Company's board of directors and involving the offering and sale of shares of the Company's capital stock.

         Mr. Rudis was awarded a signing bonus of $75,000 in consideration of his execution of the employment agreement and will be eligible to receive annual bonuses during the employment period in the discretion of the Company's compensation committee. A copy of the employment agreement is attached as
Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Shell Company Transaction.
                  --------------------------

                  Not applicable.

         (d)      Exhibits.
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                  Number   Description
                  ------   -----------

                  10.1 Employment Agreement dated as of January 10, 2008 between Overhill Farms, Inc. and James Rudis


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 11, 2008                           OVERHILL FARMS, INC.

                                             By: /s/  Tracy E. Quinn
                                                 -------------------------------
                                                      Tracy E. Quinn,
                                                      Chief Financial Officer


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                        EXHIBIT ATTACHED TO THIS FORM 8-K


                  Number   Description
                  ------   -----------

                  10.1 Employment Agreement dated as of January 10, 2008 between Overhill Farms, Inc. and James Rudis



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